EXHIBIT 10.48

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT (the "**Amendment**") to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 16, 2005 and amended and restated as of March 31, 2006 (as amended on April 30, 2006, the "**Amended and Restated Credit Agreement**") is made as of June 26, 2006 (the "**Effective Date**"), among EVCI Career Colleges Holding Corp., a Delaware corporation (the "**Borrower**"), the direct and indirect Subsidiaries of the Borrower from time to time party to this Agreement, as Guarantors, and Harris N.A. (and its successors and assigns, the "**Lender**"). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Amended and Restated Credit Agreement.

BACKGROUND

A. The Borrower, Interboro Institute, Inc. ("**Interboro**"), Interboro Holding, Inc. ("**Holding**"), Pennsylvania School of Business, Inc. ("**PSB**"), Technical Career Institutes, Inc. ("**TCI**") and Lender entered into a Credit Agreement dated as of September 16, 2005 (the "**Original Credit Agreement**") pursuant to which Lender made available to the Borrower a term loan in the original principal amount of $13,000,000 and a revolving credit facility in the maximum principal amount of $3,000,000.

B. The Original Credit Agreement was amended and restated on March 31, 2006 pursuant to the Amended and Restated Credit Agreement. Pursuant to Section 1.8 of the Amended and Restated Credit Agreement, the Borrower is required to repay the Term Loans on or before July 1, 2007.

C. The Borrower and Guarantors have requested that Lender extend the maturity date for the Borrower to repay the Term Loans until October 1, 2007.

AGREEMENT

NOW, THEREFORE, the parties hereto, incorporating the foregoing Background by reference as if fully set forth below, intending to be legally bound, hereby agree as follows:

1. **Amendment**. The Amended and Restated Credit Agreement is hereby amended as follows:

a. The last sentence of Section 1.8 is amended by replacing "July 1, 2007" with "October 1, 2007."

b. The table in Section 1.8 is amended and restated to add an additional payment as follows:

COLUMN A	COLUMN B
PAYMENT DATE	SCHEDULED PRINCIPAL PAYMENT ON TERM LOANS
3/31/06	$500,000
6/30/06	$500,000
09/30/06	$500,000
12/31/06	$625,000
03/31/07	$625,000
06/30/07	$625,000

2. **Counterparts**. This Amendment may be executed by each party in identical counterparts and in facsimile, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement binding upon all parties.

3. **Binding Effect**. All the terms and provisions of the Amended and Restated Credit Agreement, as amended hereby, including, but not limited to, the security interests and liens confirmed thereby, and the priority established thereby, shall be binding upon Borrower and Guarantors, upon any subsequently appointed trustee (regardless of whether under Chapter 7 or Chapter 11 of the Bankruptcy Code) in any case filed by or against Borrower and/or Guarantors under the Bankruptcy Code.

4. **Status of Loan Documents**. Borrower and Guarantors further agree that all terms and conditions of the Loan Documents and the Amended and Restated Credit Agreement remain in full force and effect, except as expressly modified by the terms of this Amendment, and Borrower and Guarantors shall comply with the terms thereof except as expressly supplemented hereby.

5. **No Waiver**. The execution of this Amendment by Lender shall be without prejudice to, or waiver of any defaults or events of default which have occurred to date under the Loan Documents and Amended and Restated Credit Agreement or occur with the passage of time.

6. **Effectiveness.** This Amendment will become effective upon the receipt by Lender of signed copies of the Amendment.

7. **Advice of Counsel**. Each of the parties to this Amendment has been represented by, and received the advice of counsel, in connection with the negotiation and execution of this Amendment.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

"**BORROWER**"

EVCI CAREER COLLEGES HOLDING CORP.

By [signature]
Name Dr. John J. McGrath
Title CEO & President

"**GUARANTORS**"

INTERBORO INSTITUTE, INC.

By [signature]
Name Dr. John J. McGrath
Title CEO

INTERBORO HOLDING, INC.

By [signature]
Name Dr. John J. McGrath
Title President

PENNSYLVANIA SCHOOL OF BUSINESS, INC.

By [signature]
Name Dr. John J. McGrath
Title CEO & President

TECHNICAL CAREER INSTITUTES, INC.

By [signature]
Name Dr. John J. McGrath
Title Co-Chairman

"LENDER"

HARRIS N.A.

By [signature]
Name Marylee Latta
Title Vice President

Address:

700 Louisiana Street
Suite 4400
Houston, Texas 77002
Attention: Thomas E. McGraw
Telecopy: (713) 223-0477
Telephone: (713) 546-9781